                                 [COVER IMAGE]

                                      AIM
                             LARGE CAP GROWTH FUND


[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                   APRIL 30 1999

                                 [COVER IMAGE]



                     -------------------------------------

                                 THE BLUE VASE

                      BY PAUL CEZANNE (1839-1906, FRENCH)

       CEZANNE'S MAGNIFICENT STILL LIFES HAVE WITHSTOOD THE TEST OF TIME

          TO BECOME CLASSIC EXAMPLES OF POSTIMPRESSIONISM. LIKE THESE

          MASTERPIECES, THE COMPANIES IN AIM LARGE CAP GROWTH FUND ARE

                  ALSO RECOGNIZED AS LEADERS IN THEIR FIELDS.

                     -------------------------------------


AIM Large Cap Growth Fund is for shareholders who seek long-term growth of capital through investments primarily in large-capitalization company securities. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000 Index at the time of purchase.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Growth Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o Because the Fund has been offered less than one year, all performance figures reflect cumulative total returns that have not yet been annualized.
o The Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangement made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Growth Funds Index represents an average of the performance of the 30 largest growth funds charted by Lipper, Inc., an independent mutual-fund performance monitor. Results shown reflect reinvestment of dividends.
o The Russell 1000 Index is an unmanaged index generally considered representative of large-capitalization stocks.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
          NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
            CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A
              RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.



                           AIM LARGE CAP GROWTH FUND

                       SEMIANNUAL REPORT / APRIL 30 1999




                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
   [PHOTO OF        many of your minds may be, "How will the year 2000 computer
  Charles T.        issue affect AIM and my investments?" We would like you to
    Bauer,          feel comfortable.
 Chairman of            During March and April, AIM participated in an
 the Board of       industrywide test that gave us a chance to see how our
   THE FUND         technology systems might be affected by the changeover to
 APPEARS HERE]      the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
AIM Advisors, Inc.


      PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER
                IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.



                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                               LEADER IN PLANNING

                            FOR YEAR 2000 CONCERNS.

                     -------------------------------------



                           AIM LARGE CAP GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


AIM LARGE CAP GROWTH FUND BENEFITS FROM
NARROW MARKET



HOW HAS AIM LARGE CAP GROWTH FUND PERFORMED SINCE ITS INCEPTION?
Since inception on March 1, 1999, to the end of the reporting period, AIM Large Cap Growth Fund's Class A shares returned 5.14%, excluding sales charges. Cumulative total returns for the Fund's Class B and C shares were -5.17%, from inception on April 5, 1999 through April 30, 1999. These performance figures were calculated at net asset value, that is, without the effect of sales charges. Net assets under management totaled $5.61 million at the reporting period's end.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS DURING THE REPORTING
PERIOD?
Increasing narrowness in the U.S. financial markets through early 1999 continued the dominance by large-cap stocks. For the first quarter of 1999, only five stocks accounted for more than 50% of the S&P 500's gains. In contrast, it took 15 stocks to do the same in the first quarter of 1997. The Dow closed above 10,000 on March 29, 1999, and surpassed several other milestones in April.
    The beginning of 1999 was not so hospitable for the technology sector. After the sector's sterling performance in 1998, many investors began to worry about a bubble developing, especially in high-flying Internet stocks, the so-called ".com" universe. A sell-off in the technology arena ensued, but the markets rebounded after first-quarter 1999 earnings reports came in quite strong.

HOW IS AIM LARGE CAP GROWTH FUND DIFFERENT FROM OTHER AIM FUNDS?
The new Fund invests solely in the large-cap growth sector, particularly in companies with market capitalizations in the top 50% of the Russell 1000 Index. AIM Large Cap Growth Fund occupies a special niche in AIM's product line, focusing exclusively on the fastest growing large-cap stocks. The Fund is more concentrated than typical AIM funds, with fewer names and larger positions. As of April 30, the Fund had 66 holdings. The top 10 holdings represented approximately 32% of the Fund's total net assets. In normal market conditions, we aim to keep about a third of the Fund's assets concentrated in the 10 biggest holdings. Due to its large percentage of core holdings and long-term horizon, we anticipate that the Fund could benefit from tax efficiency, although the Fund will not be managed for this purpose.

WHAT CONTRIBUTED TO FUND PERFORMANCE DURING THE REPORTING PERIOD?
We believe that several factors drove Fund performance. One is scarcity of earnings in the financial markets. In an environment of moderate or slightly decelerating economic growth, investors put a premium on growth companies, and growth stocks tend to outperform other types of stocks. The Fund's large-cap bias also benefited from the narrow-market environment during the reporting period. Four of the five stocks that accounted for most of the S&P 500's 1999 first-quarter earnings--Microsoft, MCI WorldCom, AOL and American International Group--were in the Fund's top 10 holdings. A concentrated portfolio consisting mainly of core stocks in traditional growth sectors, such as technology and health care, also helped Fund performance. We define a core holding as a company that has a very stable and profitable business model projected to grow by at least 12% over the next five years. A core holding is expected to outperform over the long term.

HOW WAS THE FUND POSITIONED ON APRIL 30, 1999?
Our biggest sectors are the pure-growth areas of technology, health care and consumer staples. Combined, these sectors made up two-thirds of the Fund's portfolio. Many of the companies in the Fund's portfolio are brand-name market leaders. As such, their products and services are marketed around the world, allowing the Fund to capture potential growth from markets abroad. In addition, the Fund may invest up to 25% of its assets in foreign securities. As of April 30, the Fund had approximately 4% of its total net assets in international stocks.

WHAT TYPE OF TECHNOLOGY COMPANIES DOES THE FUND OWN?
At the reporting period's close, technology holdings accounted for approximately 32% of the Fund's total net assets. The majority of the Fund's technology holdings are high-quality, dominant brand-name firms. Companies such as AOL and Cisco Systems continued to do well due to their large size, which has become a strategic weapon for companies in this sector. Larger technology companies have more money to spend on research and development, which in turn drives further technological advancement. In this sector, being small- or mid-cap may not necessarily be an advantage. Having money to spend on research and development and the ability to provide global reach to customers have become the main thrusts behind a technology business's success.

                     -------------------------------------

                        AIM LARGE CAP GROWTH FUND OCCU-

                     PIES A SPECIAL NICHE IN AIM'S PRODUCT

                       LINE, FOCUSING EXCLUSIVELY ON THE

                       FASTEST GROWING LARGE-CAP STOCKS.

                     -------------------------------------



          See important Fund and index disclosures inside front cover.


                           AIM LARGE CAP GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets

Total number of holdings:      66

===========================================================================================================
TOP 10 EQUITY HOLDINGS                              TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------
  1. Microsoft Corp.                        4.59%     1. Health Care (Diversified)                    8.85%
  2. MCI WorldCom, Inc.                     4.19      2. Computers (Software & Services)              8.51
  3. Nokia Oyj A.B.- Class A-ADR            3.79      3. Communications Equipment                     7.10
  4. Cisco Systems, Inc.                    3.12      4. Health Care (Drugs-Major Pharmaceuticals)    5.97
  5. America Online, Inc.                   3.10      5. Broadcasting (Television, Radio & Cable)     4.87
  6. Freddie Mac                            3.00      6. Telecommunications (Long Distance)           4.19
  7. American International Group, Inc.     2.64      7. Financial (Diversified)                      3.95
  8. Pfizer Inc.                            2.58      8. Health Care (Medical Products & Supplies)    3.23
  9. Warner-Lambert Co.                     2.39      9. Computer (Networking)                        3.12
 10. General Electric Co.                   2.34     10. Retail (Food Chains)                         2.87

Please keep in mind that the Fund's portfolio is subject to change, and there is no assurance that the Fund will continue to hold any particular security.
===========================================================================================================

    When it comes to Internet investments, we focus on companies that build and support the structure of the Internet. Successful larger firms, such as Cisco Systems and Microsoft, are among the Fund's top holdings. For more information on the Fund's investments in Internet stocks, please see the sidebar.

WHAT HEALTH-CARE COMPANIES DO YOU FAVOR?
The Fund's health-care holdings, which accounted for 20.5% of total net assets on April 30, consisted mainly of major pharmaceutical and medical-equipment companies. Our investment in this sector has been driven by long-term demographic trends. As the population ages, the need for more health care will increase. Worldwide drug sales are rising at a rate of 8% to 10% a year and medical-device sales at 7% annually.
    In the pharmaceutical arena, we are seeing a continuation of the "size matters" theme. The costs to bring a new drug to market total in the neighborhood of $1 billion. So big pharmaceutical companies, such as Pfizer and Warner-Lambert, have a clear advantage over their smaller counterparts. In addition, these larger companies already have a foothold in the consumer products markets. We believe very strongly in this sector as a long-term growth vehicle.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
Four months into 1999, fears of a recession in the United States have faded. In fact, most economists are betting on continued steady growth, with low inflation and high employment. International markets have stabilized as countries slowly get a grip on their economies, leading analysts to believe that the worst is over.
    Domestically, interest rates, another key factor supporting a bullish outlook, are likely to remain quite steady, thanks to the Federal Reserve Board's watchful guard. The powerful economic forces such as disinflation, globalization and profits growth that made large-cap stocks big winners are still firmly in place. To the extent that these factors remain through 1999, the investing environment for the Fund continues to be favorable.

WHAT ARE INTERNET STOCKS?
The growth of technology stocks, in particular those of Internet companies, has been in the forefront of financial news. Within the category of "Internet stocks," there are many more companies than just the AOLs of the world. AIM seeks those stocks in the technology sector that meet the growth potential necessary for AIM Funds that follow our disciplined earnings-momentum style of investing.
    Following is a breakdown of the various kinds of companies that make up the "Internet stock" category:
o Companies that build the Internet infrastructure and are working to provide improvements in bandwidth include Cisco Systems and Lucent Technologies.
o Network distribution sources for Internet access are companies such as AT&T and MCI/WorldCom.
o Cable distribution sources provide access through modems. An example of these is Comcast.
o Companies that provide portals to the Internet are among the most familiar to the general population and include AOL and Yahoo!
o Companies that have a growing percentage of Internet commerce include Amazon.com and Cisco Systems.
    Companies in this category experience rapid increases in sales via Internet orders.

VALUATION
Along with the enthusiasm generated by their explosive growth, Internet stocks have also raised concerns about their valuation. The valuation of a stock is typically measured by its price-to-earnings (P/E) ratio. A high P/E ratio may indicate that a particular stock is overvalued. Currently, the high P/Es of many Internet stocks are based on projections about future earnings or revenue streams.
    AIM portfolio managers evaluate these stocks based on current factors, such as free cash flow or funds from operations. Concern about overvaluation is one reason AIM is cautious about purchasing Internet stocks for certain portfolios. In balancing risk and reward, AIM tends to hold positions in those stocks that support the Internet's infrastructure and commerce, not necessarily the highly visible stocks of some Internet companies. AIM portfolio manager Jonathan Schoolar likens this rationale to investing in the guys who make the bullets, not the guys who fight the war.


          See important Fund and index disclosures inside front cover.


                           AIM LARGE CAP GROWTH FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION


TIME FOR A FINANCIAL TUNE-UP?

GET HELP FROM YOUR FINANCIAL CONSULTANT

Keeping track of your investment may require more than just glancing at its total value. If you haven't checked the asset allocation of your portfolio in a while, you should. It may look different now.

OUT OF BALANCE
Say you invested $50,000 in equity funds and $50,000 in fixed-income funds on December 31, 1993, and simply reinvested your income and capital-gains distributions for five years, making no new investments or withdrawals. (For this example, we're using the S&P 500 Index and the Lehman Aggregate Bond Index as indicators of stock and bond performance.*) During those five years, stocks produced an average annual total return of 24.05%, while bonds grew only 7.27% per year on average. As a result, you'd have $146,890 in stock funds and $71,028 in bond funds for a 67/33 allocation on December 31, 1998. If you wanted to bring your allocation back into balance, you'd need to shift $37,931 from stock to fixed-income funds.

TAX CONSEQUENCES
One way to rebalance is to shift your assets among different funds: selling equity shares and moving the proceeds into your fixed-income funds. But keep in mind that this step may trigger tax consequences, since the movement of shares from one fund to another represents the sale of a security.
    Alternatively, you can let your asset allocation change gradually by altering the proportions of your new investments. Simply raise the amount you invest in fixed-income funds and lower the amount going into equity funds.

TAX-SHELTERED PLANS
Rebalancing within a tax-sheltered plan, such as a 401(k) or an IRA, makes even more sense, since there are no tax consequences for selling and buying new shares.

PERIODIC CHECK-UPS
The key allocation to watch is your overall stock and fixed-income mix. It's that mix that will have the biggest influence on your risk and return. However, rebalancing doesn't mean fiddling constantly with your account or attempting to time the market by moving money around to chase the hottest sectors. It simply means revisiting your portfolio periodically to make sure it's still right for you. Your financial consultant should be able to help you determine if your current portfolio composition is meeting your short- and long-term financial goals. That's why we recommend regular visits with your consultant as a way to keep an eye on your nest egg.

YOU AND YOUR FINANCIAL CONSULTANT
Once a year, you and your financial consultant should meet to look ahead, review investments and take another look at your goals, according to the Forum for Investor Advice, a nonprofit association that educates investors about the role and value of professional financial consultants.

TIME AND MARKETS SHIFT BALANCE

Market performance can affect the allocation of a portfolio. This example illustrates an initial investment of $50,000 in equity funds and $50,000 in bond funds. Five years later, the assets have shifted to $146,890 in stock funds and $71,028 in bond funds, due to the strong performance of the stock market.


===============================================================================

12/31/93            50% STOCK FUNDS          50% BOND FUNDS

12/31/98            33% BOND FUNDS           67% STOCK FUNDS

===============================================================================


*The Lehman Aggregate Bond Index is an unmanaged index generally considered representative of corporate debt securities. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends. An investment cannot be made in any index listed.


                           AIM LARGE CAP GROWTH FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION


    Financial consultants can help you with every kind of financial goal, whether that's saving up for a house, eliminating debt or saving for a comfortable retirement. A consultant who knows you well and understands your needs can make all the difference in your financial future. He or she can
o evaluate your total financial situation and help you formulate a comprehensive financial plan;
o explain different types of investments, as well as their potential risks and benefits;
o   suggest an investment portfolio that can handle changing market conditions;
    and
o   help you make clear-headed decisions during market volatility.

GETTING THE MOST FROM YOUR PLANNING SESSION
Your consultant needs a complete picture of your financial status to prepare a workable plan. Come prepared to talk about your financial situation, your goals and your feelings about risk. And don't be afraid to ask lots of questions. Good financial consultants take investor education seriously, so take advantage of their store of knowledge and materials.
    The Forum for Investor Advice suggests that you discuss the following with your financial consultant:

o   changes in the financial markets

o   changes in your goals and current situation

o   retirement plans

o   estate planning

o   outlook for the markets

    Take along our checklist (right) to get you started on the path to good planning. And don't forget to stay in touch. Maintaining regular contact with your financial consultant can keep you moving toward your goals, especially when your life circumstances or financial needs change.


CONSULTATION CHECKLIST

WHAT TO BRING:

o A list of all your assets, including real estate, life insurance, stocks and bonds, and mutual funds
o   A list of all your expenses, including likely future expenses
o A timetable of your financial goals, including an estimate of when you want to retire

WHAT TO ASK:

o   How can I estimate what my goals will cost?
o   How much money do I need to invest, and how often?
o   How many different kinds of investments do I need?
o   How do I determine my risk tolerance?
o   What are the possible risks of the investments you've suggested?
o What effect will these investments have on my taxes? What forms will I need to file?
o   How often do I need to revise my plan?
o   How will I know how my investments are doing?
o   How can I make changes to my plan?
o   What kinds of communication will I get from you?
o   Where can I get more information on what we've talked about?
o   What do I need to do after this meeting?



                                    [PHOTO]



                           AIM LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                                     MARKET
                                         SHARES      VALUE
COMMON STOCKS-83.77%

BEVERAGES (NON-ALCOHOLIC)-1.49%

Coca-Cola Co. (The)                        1,230   $   83,640
-------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-4.76%

AT&T Corp.-Liberty Media Group(a)            610       38,964
-------------------------------------------------------------
Cablevision Systems Corp.-Class A(a)       1,200       92,850
-------------------------------------------------------------
Clear Channel Communications, Inc.(a)        680       47,260
-------------------------------------------------------------
Comcast Corp.-Class A                        985       64,703
-------------------------------------------------------------
Infinity Broadcasting Corp.-Class A(a)       840       23,258
-------------------------------------------------------------
                                                      267,035
-------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-6.94%

Lucent Technologies, Inc.                  1,460       87,783
-------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR (Finland)       2,800      207,725
-------------------------------------------------------------
Motorola, Inc.                               500       40,063
-------------------------------------------------------------
QUALCOMM, Inc.(a)                            270       54,002
-------------------------------------------------------------
                                                      389,573
-------------------------------------------------------------

COMPUTERS (HARDWARE)-2.30%

Dell Computer Corp.(a)                       660       27,184
-------------------------------------------------------------
International Business Machines Corp.        140       29,286
-------------------------------------------------------------
Sun Microsystems, Inc.(a)                  1,210       72,373
-------------------------------------------------------------
                                                      128,843
-------------------------------------------------------------

COMPUTERS (NETWORKING)-3.05%

Cisco Systems, Inc.(a)                     1,500      171,094
-------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.94%

EMC Corp.(a)                               1,000      108,938
-------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-8.33%

America Online, Inc.(a)                    1,190      169,873
-------------------------------------------------------------
Microsoft Corp.(a)                         3,100      252,069
-------------------------------------------------------------
Oracle Corp.(a)                              375       10,149
-------------------------------------------------------------
Yahoo! Inc.(a)                               200       34,938
-------------------------------------------------------------
                                                      467,029
-------------------------------------------------------------

CONSUMER FINANCE-1.45%

Capital One Financial Corp.                  150       26,053
-------------------------------------------------------------
Providian Financial Corp.                    430       55,497
-------------------------------------------------------------
                                                       81,550
-------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.28%

General Electric Co.                       1,215      128,183
-------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-2.60%

Intel Corp.                                  300       18,356
-------------------------------------------------------------
Linear Technology Corp.                      600       34,125
-------------------------------------------------------------

                                                     MARKET
                                         SHARES      VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

Texas Instruments, Inc.                      490   $   50,041
-------------------------------------------------------------
Xilinx, Inc.(a)                              950       43,344
-------------------------------------------------------------
                                                      145,866
-------------------------------------------------------------

ENTERTAINMENT-0.51%

Walt Disney Co. (The)                        900       28,575
-------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.24%

Applied Materials, Inc.(a)                   650       34,856
-------------------------------------------------------------
Teradyne, Inc.(a)                            735       34,683
-------------------------------------------------------------
                                                       69,539
-------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-3.86%

American Express Co.                         400       52,275
-------------------------------------------------------------
Freddie Mac                                2,620      164,405
-------------------------------------------------------------
                                                      216,680
-------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-8.65%

Abbott Laboratories                        1,310       63,453
-------------------------------------------------------------
American Home Products Corp.               1,050       64,050
-------------------------------------------------------------
Bristol-Myers Squibb Co.                   1,775      112,823
-------------------------------------------------------------
Johnson & Johnson                          1,170      114,075
-------------------------------------------------------------
Warner-Lambert Co.                         1,930      131,119
-------------------------------------------------------------
                                                      485,520
-------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-5.84%

Lilly (Eli) & Co.                          1,000       73,626
-------------------------------------------------------------
Merck & Co., Inc.                            635       44,609
-------------------------------------------------------------
Pfizer Inc.                                1,230      141,527
-------------------------------------------------------------
Schering-Plough Corp.                      1,400       67,638
-------------------------------------------------------------
                                                      327,400
-------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-3.16%

Guidant Corp.                              2,100      112,744
-------------------------------------------------------------
Medtronic, Inc.                              900       64,744
-------------------------------------------------------------
                                                      177,488
-------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-2.22%

Clorox Co.                                   200       23,075
-------------------------------------------------------------
Procter & Gamble Co. (The)                 1,080      101,318
-------------------------------------------------------------
                                                      124,393
-------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.59%

American International Group, Inc.         1,235      145,035
-------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.94%

Schwab (Charles) Corp.                       480       52,680
-------------------------------------------------------------

                                                     MARKET
                                         SHARES      VALUE
LODGING (HOTELS)-0.37%

Carnival Corp.                               500   $   20,625
-------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.01%

Tyco International Ltd.                    1,010       82,062
-------------------------------------------------------------
United Technologies Corp.                    210       30,424
-------------------------------------------------------------
                                                      112,486
-------------------------------------------------------------

NATURAL GAS-0.60%

Enron Corp.                                  450       33,862
-------------------------------------------------------------

PERSONAL CARE-0.74%

Gillette Co.                                 800       41,750
-------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-2.26%

Home Depot, Inc. (The)                     1,475       88,408
-------------------------------------------------------------
Lowe's Companies, Inc.                       730       38,508
-------------------------------------------------------------
                                                      126,916
-------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.25%

Best Buy Co., Inc.                           290       13,847
-------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.27%

Kohl's Corp.(a)                              225       14,947
-------------------------------------------------------------

RETAIL (FOOD CHAINS)-2.81%

Kroger Co.(a)                              1,900      103,194
-------------------------------------------------------------
Safeway, Inc.(a)                           1,005       54,208
-------------------------------------------------------------
                                                      157,402
-------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-2.66%

Dayton Hudson Corp.                        1,100       74,043
-------------------------------------------------------------
Wal-Mart Stores, Inc.                      1,640       75,440
-------------------------------------------------------------
                                                      149,483
-------------------------------------------------------------

                                                     MARKET
                                         SHARES      VALUE
RETAIL (SPECIALTY)-1.14%

Amazon.com, Inc.(a)                          280   $   48,177
-------------------------------------------------------------
Staples, Inc.(a)                             510       15,300
-------------------------------------------------------------
                                                       63,477
-------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.14%

Abercrombie & Fitch Co.-Class A(a)           250       23,780
-------------------------------------------------------------
Gap, Inc. (The)                              600       39,936
-------------------------------------------------------------
                                                       63,716
-------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.00%

Omnicom Group, Inc.                          775       56,185
-------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.28%

Paychex, Inc.                                310       15,828
-------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-4.10%

MCI WorldCom, Inc.(a)                      2,800      230,125
-------------------------------------------------------------
    Total Common Stocks (Cost
      $4,643,294)                                   4,699,710
-------------------------------------------------------------

                                         PRINCIPAL
                                          AMOUNT
U.S. TREASURY BILLS-0.28%(B)

4.237%, 06/24/99 (Cost $15,899)           $16,000(c)     15,899
---------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITY-11.42%
Federal Home Loan Mortgage Association,
  4.90%, 05/03/99 (Cost $640,825)         641,000       640,825
---------------------------------------------------------------
TOTAL INVESTMENTS-95.48%                              5,356,434
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-4.52%                     253,413
---------------------------------------------------------------
NET ASSETS-100.00%                                   $5,609,847
===============================================================

Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contract. See Note 6.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost
  $5,300,018)                              $    5,356.434
---------------------------------------------------------
Cash                                                1,125
---------------------------------------------------------
Receivables for:
  Capital stock sold                              317,658
---------------------------------------------------------
  Dividends and interest                              967
---------------------------------------------------------
Other assets                                       69,776
---------------------------------------------------------
    Total assets                                5,745,960
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           118,757
---------------------------------------------------------
  Variation margin                                  2,200
---------------------------------------------------------
Accrued administrative services fees                4,000
---------------------------------------------------------
Accrued directors' fees                               165
---------------------------------------------------------
Accrued distribution fees                           2,231
---------------------------------------------------------
Accrued transfer agent fees                         1,882
---------------------------------------------------------
Accrued operating expenses                          6,878
---------------------------------------------------------
    Total liabilities                             136,113
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $    5,609,847
---------------------------------------------------------

NET ASSETS:

Class A                                    $    4,365,599
=========================================================
Class B                                    $    1,155,580
=========================================================
Class C                                    $       88,668
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
  Class A:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                   418,099
=========================================================
  Class B:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                   110,630
=========================================================
  Class C:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                     8,488
=========================================================
Class A:
  Net asset value and redemption price
    per share                              $        10.44
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.44
      divided by 94.50%)                   $        11.05
=========================================================
Class B:
  Net asset value and offering price per
    share                                  $        10.45
=========================================================
Class C:
  Net asset value and offering price per
    share                                  $        10.45
=========================================================

STATEMENT OF OPERATIONS

For the period March 1, 1999 (date operations commenced) through April 30, 1999 (Unaudited)

INVESTMENT INCOME:

Dividends (net of $110 foreign withholding
  tax)                                      $      2,369
--------------------------------------------------------
Interest                                           5,219
--------------------------------------------------------
    Total investment income                        7,588
--------------------------------------------------------

EXPENSES:

Advisory fees                                      4,467
--------------------------------------------------------
Administrative services fees                       4,000
--------------------------------------------------------
Custodian fees                                     1,681
--------------------------------------------------------
Directors' fees                                      329
--------------------------------------------------------
Distribution fees -- Class A                       1,972
--------------------------------------------------------
Distribution fees -- Class B                         311
--------------------------------------------------------
Distribution fees -- Class C                          11
--------------------------------------------------------
Transfer agent fees -- Class A                     1,933
--------------------------------------------------------
Transfer agent fees -- Class B                       114
--------------------------------------------------------
Transfer agent fees -- Class C                        14
--------------------------------------------------------
Registration and filing fees                       9,023
--------------------------------------------------------
Professional fees                                  5,262
--------------------------------------------------------
Other                                                 34
--------------------------------------------------------
    Total expenses                                29,151
--------------------------------------------------------
Less: Fee waivers and reimbursement              (19,667)
--------------------------------------------------------
Less: Expenses paid indirectly                       (55)
--------------------------------------------------------
    Net expenses                                   9,429
--------------------------------------------------------
Net investment income (loss)                      (1,841)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES:

Net realized gain (loss) from:
    Investment securities                        (15,046)
--------------------------------------------------------
    Futures contracts                                853
--------------------------------------------------------
                                                 (14,193)
--------------------------------------------------------
Net unrealized appreciation of:
    Investment securities                         56,416
--------------------------------------------------------
    Futures contracts                                350
--------------------------------------------------------
                                                  56,766
--------------------------------------------------------

    Net gain from investment securities
      and futures                                 42,573
--------------------------------------------------------

Net increase in net assets resulting from
  operations                                $     40,732
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period March 1, 1999 (date operations commenced) through April 30, 1999 (Unaudited)

                                                              APRIL 30,
                                                                 1999
                                                              ----------
OPERATIONS:

  Net investment income (loss)                                $   (1,841)
------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures                                                      (14,193)
------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    futures contracts                                             56,766
------------------------------------------------------------------------
    Net increase in net assets resulting from operations          40,732
------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      4,299,158
------------------------------------------------------------------------
  Class B                                                      1,179,939
------------------------------------------------------------------------
  Class C                                                         90,018
------------------------------------------------------------------------
    Net increase in net assets                                 5,609,847
------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                 --
------------------------------------------------------------------------
  End of period                                               $5,609,847
========================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $5,569,115
------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (1,841)
------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and futures                                       (14,193)
------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                             56,766
------------------------------------------------------------------------
                                                              $5,609,847
========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares commenced operations on March 1, 1999. Class B shares and Class C shares commenced sales on April 5, 1999. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is long-term growth of capital. Information presented in these financial statements pertains only to the Fund.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and are paid annually.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
G. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion to and including $2 billion of the Fund's average net assets and 0.625% of the Fund's average net assets over $2 billion.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period March 1, 1999 (date operations commenced) through April 30, 1999, AIM was reimbursed $4,000 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the period March 1, 1999 (date operations commenced) through April 30, 1999, AFS was paid $1,876 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the period March 1, 1999 (date operations commenced) through April 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $1,972, $311, and $11 respectively, as compensation under the Plans.
    AIM Distributors received commissions of $2,239 from sales of Class A shares of the Fund during the period March 1, 1999 (date operations commenced) through April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period March 1, 1999 (date operations commenced) through April 30, 1999, AIM Distributors received commissions of $8 in contingent deferred sales charges imposed on redemption of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the period March 1, 1999 (date operations commenced) through April 30, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $8 and $47, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $55 during the period March 1, 1999 (date operations commenced) through April 30, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the period March 1, 1999 (date operations commenced) through April 30, 1999 was $4,754,046 and $110,752, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities on a tax basis is as follows:


Aggregate unrealized appreciation of
  investment securities                     $ 186,734
-----------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (130,318)
-----------------------------------------------------
Net unrealized appreciation of investment
  securities                                $  56,416
=====================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 6-FUTURES CONTRACTS

On April 30, 1999, $16,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

============================================================
                        NO. OF       MONTH/      UNREALIZED
      CONTRACT         CONTRACTS   COMMITMENT   APPRECIATION
------------------------------------------------------------
E-MINI S&P 500 Index       4         Jun 99         $350
============================================================

NOTE 7-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) 10% of total assets. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
NOTE 8-CAPITAL STOCK
Changes in capital stock outstanding during the period March 1, 1999 (date operations commenced) through April 30, 1999 was as follows:

                                            APRIL 30, 1999
                                         ---------------------
                                         SHARES      AMOUNT
                                         -------   -----------
Sold:
  Class A                                425,297   $ 4,378,989
--------------------------------------------------------------
  Class B*                               110,630     1,179,939
--------------------------------------------------------------
  Class C*                                 8,558        90,768
--------------------------------------------------------------
Reacquired:
  Class A                                 (7,198)      (79,831)
--------------------------------------------------------------
  Class C*                                   (70)         (750)
--------------------------------------------------------------
                                         537,217   $ 5,569,115
==============================================================

* Class B and Class C shares commenced sales on April 5, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the period March 1, 1999 (date operations commenced) through April 30, 1999, and for a share of Class B and Class C outstanding during the period April 5, 1999 (date sales commenced) through April 30, 1999.

                                                                CLASS A
                                                               ---------
                                                               APRIL 30,
                                                                 1999
                                                               ---------
Net asset value, beginning of period                            $10.00
------------------------------------------------------------    ------
Income from investment operations:
   Net investment income                                            --
------------------------------------------------------------    ------
   Net gains on securities (both realized and unrealized)         0.44
------------------------------------------------------------    ------
       Total from investment operations                           0.44
------------------------------------------------------------    ------
Net asset value, end of period                                  $10.44
============================================================    ======
Total return(a)                                                   4.40%
============================================================    ======
Ratios/supplement data:

Net assets, end of period (000s omitted)                        $4,366
============================================================    ======
Ratio of expenses to average net assets(b)                        1.54%(c)
============================================================    ======
Ratio of net investment income to average net assets(d)          (0.27)%(c)
============================================================    ======
Portfolio turnover rate                                              4%
============================================================    ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.

(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 4.56% (annualized).
(c) Ratios are annualized and based on average net assets of $1,136,292.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (3.29)% (annualized).

                                                               CLASS B       CLASS C
                                                              ---------     ---------
                                                              APRIL 30,     APRIL 30,
                                                                1999          1999
                                                              ---------     ---------
Net asset value, beginning of period                           $11.02        $11.02
------------------------------------------------------------   ------        ------
Income from investment operations:
   Net investment income                                           --            --
------------------------------------------------------------   ------        ------
   Net gains (losses) on securities (both realized and
     unrealized)                                                (0.57)        (0.57)
------------------------------------------------------------   ------        ------
       Total from investment operations                         (0.57)        (0.57)
------------------------------------------------------------   ------        ------
Net asset value, end of period                                 $10.45        $10.45
============================================================   ======        ======
Total return(a)                                                 (5.17)%       (5.17)%
============================================================   ======        ======
Ratios/supplement data:

Net assets, end of period (000s omitted)                       $1,156        $   89
============================================================   ======        ======
Ratio of expenses to average net assets(b)                       2.25%(c)      2.25%(c)
============================================================   ======        ======
Ratio of net investment income (loss) to average net
 assets(d)                                                      (0.94)%(c)    (0.94)%(c)
============================================================   ======        ======
Portfolio turnover rate                                             4%            4%
============================================================   ======        ======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 10.50% (annualized) for Class B and 10.87% (annualized) for Class C.
(c) Ratios are annualized and based on average net assets of $62,702 and $2,154 for Class B and Class C, respectively.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (9.19)% (annualized) for Class B and (9.56)% (annualized) for Class C.

BOARD OF DIRECTORS                              OFFICERS                                    OFFICE OF THE FUND
Charles T. Bauer                                Charles T. Bauer                            11 Greenway Plaza
Chairman                                        Chairman                                    Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                Robert H. Graham
Bruce L. Crockett                               President                                   INVESTMENT ADVISOR
Director
ACE Limited;                                    Carol F. Relihan                            A I M Advisors, Inc.
Formerly Director, President, and               Senior Vice President and Secretary         11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                              Gary T. Crum                                Houston, TX 77046
                                                Senior Vice President
Owen Daly II                                                                                TRANSFER AGENT
Director                                        Edgar M. Larsen
Cortland Trust Inc.                             Senior Vice President                       A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Edward K. Dunn Jr.                              Dana R. Sutton                              Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;            Vice President and Treasurer
Formerly Vice Chairman and President,                                                       CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and        Melville B. Cox
President, Mercantile Bankshares                Vice President                              State Street Bank and Trust Company
                                                                                            225 Franklin Street
Jack Fields                                     Mary J. Benson                              Boston, MA 02110
Chief Executive Officer                         Assistant Vice President and
Texana Global, Inc.;                            Assistant Treasurer                         COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives            Sheri Morris                                Ballard Spahr
                                                Assistant Vice President and                Andrews & Ingersoll, LLP
Carl Frischling                                 Assistant Treasurer                         1735 Market Street
Partner                                                                                     Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP           Renee A. Friedli
                                                Assistant Secretary                         COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer           P. Michelle Grace                           Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                     Assistant Secretary                         919 Third Avenue
                                                                                            New York, NY 10022
Prema Mathai-Davis                              Jeffrey H. Kupor
Chief Executive Officer, YWCA of the U.S.A.;    Assistant Secretary                         DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,    Nancy L. Martin                             A I M Distributors, Inc.
Metropolitan Transportation Authority of        Assistant Secretary                         11 Greenway Plaza
New York State                                                                              Suite 100
                                                Ofelia M. Mayo                              Houston, TX 77046
Lewis F. Pennock                                Assistant Secretary
Attorney
                                                Lisa A. Moss
Louis S. Sklar                                  Assistant Secretary
Executive Vice President
Hines Interests                                 Kathleen J. Pflueger
Limited Partnership                             Assistant Secretary

                                                Samuel D. Sirko
                                                Assistant Secretary

                                                Stephen I. Winer
                                                Assistant Secretary

                                THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                                   MONEY MARKET FUNDS                         A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)                  AIM Money Market Fund                      provided leadership in the mutual-fund
AIM Blue Chip Fund                             AIM Tax-Exempt Cash Fund                   industry since 1976 and managed
AIM Capital Development Fund                                                              approximately $112 billion in assets
AIM Constellation Fund                         INTERNATIONAL GROWTH FUNDS                 for more than 6.3 million shareholders,
AIM Dent Demographic Trends Fund               AIM Advisor International Value Fund       including individual investors,
AIM Large Cap Growth Fund                      AIM Asian Growth Fund                      corporate clients and financial
AIM Mid Cap Equity Fund(2), (A)                AIM Developing Markets Fund(2)             institutions as of March 31, 1999.
AIM Select Growth Fund(3)                      AIM Europe Growth Fund(2)                      The AIM Family of Funds--Registered
AIM Small Cap Growth Fund(2), (B)              AIM European Development Fund              Trademark-- is distributed nationwide,
AIM Small Cap Opportunities Fund               AIM International Equity Fund              and AIM today is the 10th-largest
AIM Value Fund                                 AIM Japan Growth Fund(2)                   mutual-fund complex in the United
AIM Weingarten Fund                            AIM Latin American Growth Fund(2)          States in assets under management,
                                               AIM New Pacific Growth Fund(2)             according to Strategic Insight, an
GROWTH & INCOME FUNDS                                                                     independent mutual-fund monitor.
AIM Advisor Flex Fund                          GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund               AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund                   AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(2), (C)                   GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                               AIM Global Growth & Income Fund(2)
                                               AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                      GLOBAL INCOME FUNDS
AIM High Yield Fund                            AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                         AIM Global Government Income Fund(2)
AIM Income Fund                                AIM Global Income Fund
AIM Intermediate Government Fund               AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                               THEME FUNDS
TAX-FREE INCOME FUNDS                          AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund                 AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                        AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut        AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund                 AIM Global Resources Fund(2)
                                               AIM Global Telecommunications and Technology Fund(2), (E)
                                               AIM Global Trends Fund(2), (F)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund.

                            [AIM LOGO APPEARS HERE]

                 INVEST WITH DISCIPLINE--Registered Trademark--